UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
Amendment No. 2

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Quartzsea Acquisition Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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This Amendment No.2 to the definitive proxy statement of Quartzsea Acquisition Corporation, originally filed with the Securities and Exchange Commission on September 30, 2026, as amended by Amendment No.1 thereto, is being filed to correct certain share ownership, voting, redemption, and related disclosures, including the number of Public Shares outstanding and the estimated per-share redemption price. Except as specifically amended herein, all other information in the definitive proxy statement remains unchanged.

Quartzsea Acquisition Corporation

1185 Avenue of the Americas, suite 349

New York, NY 10036

September 30, 2026

Dear Shareholder:

On behalf of the Board of Directors (the “Board”) of Quartzsea Acquisition Corporation (the “Company,” “Quartzsea” or “we”), I invite you to attend our Extraordinary General Meeting of Shareholders (the “Special Meeting”). We hope you can join us. The Special Meeting will be held at 4:00 PM Eastern Time on October 13, 2026. Quartzsea will be holding the Special Meeting virtually, via live webcast, and advance registration is required. Shareholders may attend the Special Meeting, vote, and submit questions during the meeting by visiting https://www.cstproxy.com/quartzsea/ext2026 and following the instructions for preregistration and meeting access.

The Notice of Extraordinary General Meeting of Shareholders, the Proxy Statement, and the proxy card accompanying this letter are also available at https://www.cstproxy.com/quartzsea/ext2026. We are first mailing these materials to our shareholders on or about September 30, 2026.

As discussed in the enclosed Proxy Statement, the purpose of the Special Meeting is to consider and vote upon the following proposals:

(i)	Proposal 1 — A proposal to further amend (the “Extension Amendment”) the Company’s Second Amended and Restated Memorandum of Association, as amended (the “Charter”) to extend the date by which the Company must consummate an initial business combination from October 19, 2026 on a month-to-month basis for up to four (4) one-month extensions, with the final extended date being February 19, 2027, or such earlier date as may be determined by the Company’s Board (such extended date, the “Extended Date”). We refer to this proposal as the Extension Amendment Proposal. A copy of the proposed Extension Amendment is attached as Annex A to the accompanying proxy statement;

(ii)	Proposal 2 — A proposal to further amend the Company’s Investment Management Trust Agreement, dated March 17, 2025, (as amended, the “Trust Agreement”) by and between the Company and Continental Stock Transfer and Trust Company (the “Trustee”), to extend the date by which the Company must complete its initial business combination under the Trust Agreement from October 19, 2026 on a month-to-month basis for up to four (4) one-month extensions, with the final extended date being February 19, 2027, or such earlier date as may be determined by the Board. For each such one-month extension of the Company’s deadline to consummate an initial business combination, the Company will deposit into the Trust Account the lesser of (i) $100,000 or (ii) $0.033 for each then outstanding Public Share (each, a “Monthly Contribution”) (the “Trust Amendment”). A copy of the proposed Trust Amendment is attached as Annex B to the accompanying proxy statement; and

(iii)	Proposal 3 — A proposal to resolve as an ordinary resolution that the chairman of the Special Meeting be authorized to adjourn the Special Meeting (the “Adjournment Proposal”) to a later date or dates, if necessary, to permit further solicitation and voting of proxies if there are insufficient votes to approve the Extension Amendment Proposal or the Trust Amendment Proposal.

The Company’s Charter currently provides that the Company must complete an initial business combination by October 19, 2026 (the “Termination Date”).

Pursuant to the Company’s Trust Agreement, the Company may extend the Termination Date on a monthly basis upon the deposit of a specified contribution into the Trust Account.

The Extension Amendment Proposal would amend the Charter to extend the Termination Date on a month-to-month basis for up to four (4) one-month extensions, with the final extended date being February 19, 2027, or such earlier date as may be determined by the Board. Holders of the Company’s ordinary shares issued in its initial public offering (such ordinary shares, the “Public Shares” and such holders, the “Public Shareholders”) will have the opportunity to redeem the Public Shares in connection with the Extension Amendment Proposal.

The Trust Amendment Proposal would amend the Trust Agreement to conform the deadline thereunder to the extension framework proposed under the Extension Amendment Proposal and to provide that, for each one-month extension of the Company’s deadline to consummate an initial business combination, the Company will deposit into the Trust Account the lesser of (i) $100,000 or (ii) $0.033 for each then-outstanding Public Share.

In connection with each Monthly Contribution, the Company will file a Current Report on Form 8-K disclosing the deposit of such Monthly Contribution. If any required Monthly Contribution is not timely deposited into the Trust Account, the Company will have a 30-day cure period to make such deposit. If the Company fails to make the required Monthly Contribution within such 30-day cure period, the Company will cease all operations except for the purpose of winding up and, subject to applicable law, liquidate and dissolve. In addition, the Company will not amend or otherwise modify the terms of the Extension during the Extension Period.

If the Extension Amendment Proposal is approved and implemented, the Company will amend the Charter to permit the Company to extend the Termination Date on a month-to-month basis for up to four (4) one-month extensions, with the final extended date being February 19, 2027, or such earlier date as may be determined by the Board.

If the Trust Amendment Proposal is approved and implemented, the Trust Agreement will be amended to conform the deadline thereunder to the Extended Date and, in connection with each one-month extension, the Company will deposit the applicable Monthly Contribution into the Trust Account for the benefit of the Company’s Public Shareholders. Approval of the Trust Amendment Proposal would not further amend the Charter.

The Sponsor has further agreed that, if the Company does not consummate an initial business combination and is required to liquidate, the Sponsor will not seek reimbursement from the Trust Account for any dissolution or liquidation expenses that it has agreed to bear or advance on behalf of the Company. As a result, such expenses will not be borne by the remaining Public Shareholders through a reduction of the funds available in the Trust Account for redemption or liquidation distributions.

As of September 22, 2026, approximately US$ 74,900,460.95 was held in the Trust Account. Based on such amount and 7,004,618 Public Shares outstanding as of such date for purposes of determining the estimated redemption price, consisting of 6,910,991 Public Shares trading separately and 93,627 Public Shares underlying outstanding Units, the estimated per-share redemption price would have been approximately US$10.69 per Public Share (subject to change based on interest earnings, permitted withdrawals and redemptions).

The Company’s Board has determined that it is in the best interests of the Company and its shareholders to seek approval of both the Extension Amendment Proposal and the Trust Amendment Proposal because such approvals would provide the Company with additional flexibility to complete an initial business combination while preserving the redemption rights of Public Shareholders. If either the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and the Company does not complete an initial business combination by the Termination Date, the Company will wind up its affairs and redeem 100% of the outstanding Public Shares in accordance with the Charter and the Trust Agreement.

The Extension Amendment Proposal, Trust Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement.

You are not being asked to vote on any business combination at this time. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and implemented, and you do not elect to redeem your Public Shares in connection with the Special Meeting, you will retain the right to vote on any proposed business combination when it is submitted to shareholders and the right to redeem your Public Shares for a pro rata portion of the Trust Account in connection with such business combination (so long as your election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought), or if the Company has not consummated an initial business combination by the Extended Date of February 19, 2027.

In connection with the Extension Amendment Proposal and the Trust Amendment Proposal, Public Shareholders may elect (the “Election”) to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then-outstanding Public Shares, regardless of whether such Public Shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal, or do not vote. Public Shareholders may also make an Election if they do not instruct their broker, bank or nominee how to vote at the Special Meeting. Public Shareholders may make an Election regardless of whether they were holders as of the Record Date.

If the Trust Amendment Proposal is approved by the requisite vote of shareholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares in connection with a vote to approve a business combination, subject to any limitations set forth in the Charter. Each redemption of Public Shares will reduce the amount of funds held in the Trust Account, which held approximately $74,900,460.95 as of September 22, 2026. In addition, shareholders who do not elect to redeem their Public Shares in connection with the Special Meeting will retain the right to have their Public Shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date of February 19, 2027.

The closing price of the Company’s ordinary shares on September 22, 2026 was approximately US$10.64 per share. The Company cannot assure shareholders that they will be able to sell their ordinary shares in the open market, even if the market price per share exceeds the redemption price, as there may not be sufficient liquidity in the Company’s securities at the time such shareholders wish to dispose of their shares.

The Sponsor and the Company’s directors and officers collectively have the right to vote 3,129,900 ordinary shares, consisting of (i) 2,898,000 shares (the “Founder Shares”) issued to the Sponsor prior to the Company’s initial public offering (“IPO”) and (ii) 231,900 ordinary shares included in the private units purchased by the Sponsor in a private placement completed simultaneously with the closing of the Company’s initial public offering.

To exercise your redemption rights, you must tender your Public Shares to the Company’s transfer agent at least two (2) business days prior to the Special Meeting (or October 8, 2026). You may tender your Public Shares by either delivering your share certificate (if any) to the transfer agent or by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your Public Shares in “street name,” you must instruct your bank, broker, or other nominee to withdraw the shares from your account and deliver them to the transfer agent in order to exercise your redemption rights.

If either the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and the Company does not consummate an initial business combination by the Termination Date of October 19, 2026, then, in accordance with the Charter and the Trust Agreement, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible thereafter, redeem 100% of the outstanding Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes, divided by the number of then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive any further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably practicable following such redemption, subject to the approval of the remaining shareholders and the Board, liquidate and dissolve, in each case subject to the Company’s obligations under applicable Cayman Islands law to provide for claims of creditors and the requirements of any other applicable law.

Approval of each of the Extension Amendment Proposal and the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the Company’s issued and outstanding ordinary shares. Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the ordinary shares represented in person or by proxy and entitled to vote at the Special Meeting.

Notwithstanding shareholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, the Board will retain the discretion to abandon and not implement either proposal at any time and for any reason, without any further action by the Company’s shareholders.

The Board has fixed the close of business on September 22, 2026, as the Record Date for determining the Company’s shareholders entitled to receive notice of and vote at the Special Meeting and any adjournments or postponements thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the Special Meeting or any adjournments or postponements thereof.

After careful consideration of all relevant factors, the Board has determined that each of the proposals is advisable and recommends that you vote or give instructions to vote “FOR” such proposals.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal to be considered at the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

Sincerely,

/s/ Qi Gong
Qi Gong
Chief Executive Officer and Director

September 30, 2026

QUARTZSEA ACQUISITION CORPORATION

1185 Avenue of the Americas, suite 349

New York, NY 10036

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON

October 13, 2026

September 30, 2026

To the Shareholders of Quartzsea Acquisition Corporation:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of Quartzsea Acquisition Corporation (the “Company,” “Quartzsea” or “we”), a Cayman Islands exempted company, will be held on October 13, 2026 at 4:00 PM Eastern Time. The Company will be holding the Special Meeting virtually, via live webcast, and advance registration is required. Shareholders may attend the Special Meeting, vote, and submit questions during the meeting by visiting https://www.cstproxy.com/quartzsea/ext2026 and following the instructions for preregistration and meeting access.

The purpose of the Special Meeting will be to consider and vote upon the following proposals:

(i)	Proposal 1 — A proposal to further amend (the “Extension Amendment”) the Company’s Second Amended and Restated Memorandum of Association, as amended (the “Charter”) to extend the date by which the Company must consummate an initial business combination from October 19, 2026 on a month-to-month basis for up to four (4) one-month extensions, with the final extended date being February 19, 2027, or such earlier date as may be determined by the Company’s Board of Directors (the “Board”) (such extended date, the “Extended Date”). We refer to this proposal as the Extension Amendment Proposal. A copy of the proposed Extension Amendment is attached as Annex A to the accompanying proxy statement;

(ii)	Proposal 2 — A proposal to further amend the Company’s Investment Management Trust Agreement, dated March 17, 2025, (the “Trust Agreement”) by and between the Company and Continental Stock Transfer and Trust Company (the “Trustee”), to extend the date by which the Company must complete its initial business combination under the Trust Agreement from October 19, 2026 on a month-to-month basis for up to four (4) one-month extensions, with the final extended date being February 19, 2027, or such earlier date as may be determined by the Board. For each one-month extension of the Company’s deadline to consummate an initial business combination, the Company will deposit into the Trust Account the lesser of (i) $100,000 or (ii) $0.033 for each then outstanding Public Share (each, a “Monthly Contribution”) (the “Trust Amendment”). A copy of the proposed Trust Amendment is attached as Annex B to the accompanying proxy statement; and

(iii)	Proposal 3 — A proposal to resolve as an ordinary resolution that the chairman of the Special Meeting be authorized to adjourn the Special Meeting (the “Adjournment Proposal”) to a later date or dates, if necessary, to permit further solicitation and voting of proxies if there are insufficient votes to approve the Extension Amendment Proposal or the Trust Amendment Proposal.

The Board of Directors has fixed the close of business on September 22, 2026 as the record date for the Special Meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof.

By Order of the Board of Directors

/s/ Qi Gong
Chief Executive Officer and Director

New York, United States

September 30, 2026

IMPORTANT

IF YOU CANNOT ATTEND THE SPECIAL MEETING VIRTUALLY, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 13, 2026. THIS PROXY STATEMENT IS AVAILABLE AT https://www.cstproxy.com/quartzsea/ext2026.

QUARTZSEA ACQUISITION CORPORATION

1185 Avenue of the Americas, suite 349

New York, NY 10036

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD OCTOBER 13, 2026

TO BE FIRST MAILED ON OR ABOUT SEPTEMBER 30, 2026

Date, Time and Place of the Special Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Quartzsea Acquisition Corporation (the “Company,” “Quartzsea” or “we”), a Cayman Islands exempted company, in connection with the Special Meeting of shareholders to be held on October 13, 2026, at 4 p.m. Eastern time for the purposes set forth in the accompanying Notice of Meeting. The Company will be holding the Special Meeting, and any adjournments thereof, virtually, via live webcast, and advance registration is required. Shareholders may attend the Special Meeting, vote, and submit questions during the meeting by visiting https://www.cstproxy.com/quartzsea/ext2026 and following the instructions for preregistration and meeting access.

The principal executive office of the Company is 1185 Avenue of the Americas, New York, NY 10036, and its telephone number, including area code, is +1 2125744425.

FORWARD LOOKING STATEMENTS

This proxy statement contains forward-looking statements that are not historical facts. These include, without limitation, statements regarding the Company’s plans and objectives for future operations, including those relating to a potential initial business combination. These statements constitute projections, forecasts and other forward-looking statements and are not guarantees of future performance. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements can be identified by terminology or expressions such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would,” and similar phrases, although the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, including those relating to a potential business combination, it is making forward-looking statements based on the assumptions and beliefs of, and information currently available to, the Company’s management. Actual results and shareholder value may be materially affected by a variety of risks and factors, including, without limitation: general economic, financial, market and geopolitical conditions; merger, acquisition and business combination risks; financing and capital-market risks; acts of war or terrorism; and other risks described under “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2025, filed with the SEC on March 16, 2026, the Company’s Quarterly Reports on Form 10-Q for the quarters ended February 28, 2026 and May 31, 2026, and the Company’s other filings with the SEC. Many of these risks and uncertainties are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this proxy statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

RISK FACTORS

You should carefully consider the following risk factors, together with all of the other information included in this proxy statement, before deciding how to vote on the proposals described in this proxy statement. The occurrence of one or more of the events described below could materially adversely affect the Company and its shareholders.

If Either the Extension Amendment Proposal or the Trust Amendment Proposal Is Not Approved, the Company May Be Required to Liquidate.

The Company’s Charter currently provides that the Company must complete an initial business combination by October 19, 2026 (the “Termination Date”). If either the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and the Company does not complete an initial business combination by such date, the Company will be required to wind up its affairs and redeem 100% of the outstanding Public Shares in accordance with the Charter and the Trust Agreement.

Even if the Trust Amendment Proposal Is Approved, There Is No Assurance That the Company Will Complete Its Initial Business Combination.

Approval of the Trust Amendment Proposal would provide the Company with additional time and flexibility to complete its initial business combination, but it does not guarantee that the Company will complete its initial business combination.

The Company has entered into a Business Combination Agreement with Eight Directions Technology Limited. Completion of that transaction is subject to a number of conditions, including the effectiveness of a registration statement filed with the SEC, shareholder approvals, and other customary closing conditions. There can be no assurance that these conditions will be satisfied in a timely manner or at all. If the business combination is not consummated prior to the applicable deadline, the Company will be required to liquidate.

The Sponsor and the Company’s Directors and Officers Have Interests That May Differ From Those of Public Shareholders.

The Sponsor and the Company’s directors and officers have interests that may differ from, or be in addition to, the interests of Public Shareholders. These interests include ownership of Founder Shares and private placement securities that would become worthless if the Company does not complete an initial business combination.

As a result, the Sponsor and the Company’s directors and officers may have an incentive to approve and implement extensions or pursue a business combination even if certain Public Shareholders may determine that liquidation is preferable.

PENDING BUSINESS COMBINATION WITH EIGHT DIRECTIONS TECHNOLOGY LIMITED

On May 13, 2026, Quartzsea entered into a Business Combination Agreement (as amended from time to time, the “Business Combination Agreement”) with (i) Eight Directions Technology Limited, a Cayman Islands exempted company (“Eight Directions”), (ii) Eight Directions Global Limited, a Cayman Islands exempted company (“PubCo”), and (iii) CUPS Sub Limited, a Cayman Islands exempted company and wholly-owned subsidiary of PubCo (“Merger Sub”).

Pursuant to the Business Combination Agreement, Quartzsea will merge with and into PubCo, with PubCo surviving the merger as the publicly traded company (the “SPAC Merger”). Immediately following the SPAC Merger, the Merger Sub will merge with and into Eight Directions, with Eight Directions surviving such merger as a wholly owned subsidiary of PubCo (the “Acquisition Merger” and, together with the SPAC Merger, the “Business Combination”).

The Business Combination is subject to customary closing conditions, including approval by Quartzsea’s shareholders and effectiveness of a registration statement on Form F-4 to be filed with the Securities and Exchange Commission (the “SEC”), which will include a proxy statement/prospectus relating to the Business Combination.

Quartzsea’s board of directors believes that additional time may be necessary to complete the SEC review process, satisfy applicable closing conditions and consummate the Business Combination.

If the proposed extension is not approved and Quartzsea is unable to consummate the Business Combination prior to its current termination date, Quartzsea would be required to liquidate, and the Business Combination Agreement would be terminated in accordance with its terms.

The Board has determined that seeking the extension provides Quartzsea with additional flexibility to complete the Business Combination and is in the best interests of Quartzsea and its shareholders.

PURPOSE OF THE SPECIAL MEETING

At the Special Meeting, you will be asked to consider and vote upon the following matters:

(i)	Proposal 1 — A proposal to further amend (the “Extension Amendment”) the Company’s Second Amended and Restated Memorandum of Association, as amended (the “Charter”) to extend the date by which the Company must consummate an initial business combination from October 19, 2026 on a month-to-month basis for up to four (4) one-month extensions, with the final extended date being February 19, 2027, or such earlier date as may be determined by the Company’s Board of Directors (the “Board”) (such extended date, the “Extended Date”). We refer to this proposal as the Extension Amendment Proposal. A copy of the proposed Extension Amendment is attached as Annex A to the accompanying proxy statement;

(ii)	Proposal 2 — A proposal to further amend the Company’s Investment Management Trust Agreement, dated March 17, 2025, (the “Trust Agreement”) by and between the Company and Continental Stock Transfer and Trust Company (the “Trustee”), to extend the date by which the Company must complete its initial business combination under the Trust Agreement from October 19, 2026 on a month-to-month basis for up to four (4) one-month extensions, with the final extended date being February 19, 2027, or such earlier date as may be determined by the Board. For each one-month extension of the Company’s deadline to consummate an initial business combination, the Company will deposit into the Trust Account the lesser of (i) $100,000 or (ii) $0.033 for each then outstanding Public Share (each, a “Monthly Contribution”) (the “Trust Amendment”). A copy of the proposed Trust Amendment is attached as Annex B to the accompanying proxy statement; and

(iii)	Proposal 3 — A proposal to resolve as an ordinary resolution that the chairman of the Special Meeting be authorized to adjourn the Special Meeting (the “Adjournment Proposal”) to a later date or dates, if necessary, to permit further solicitation and voting of proxies if there are insufficient votes to approve the Extension Amendment Proposal or the Trust Amendment Proposal.

The Company’s Charter currently provides that the Company must complete an initial business combination by October 19, 2026.

The Extension Amendment Proposal would amend the Charter to extend the date by which the Company must consummate an initial business combination from October 19, 2026, on a month-to-month basis for up to four (4) one-month extensions, with the final extended date being February 19, 2027, or such earlier date as may be determined by the Board.

In connection with the Extension Amendment Proposal, the Company is also seeking shareholder approval of the Trust Amendment Proposal. The Trust Amendment Proposal would amend the Company’s Trust Agreement to extend the date by which the Company must complete its initial business combination under the Trust Agreement from October 19, 2026 on a month-to-month basis for up to four (4) one-month extensions, with the final extended date being February 19, 2027. For each one-month extension of the Company’s deadline to consummate an initial business combination, the Company will deposit into the Trust Account the lesser of (i) $100,000 or (ii) $0.033 for each then-outstanding Public Share.

The Company will file a Current Report on Form 8-K disclosing each Monthly Contribution deposited into the Trust Account. If any required Monthly Contribution is not timely deposited, the Company will have a 30-day cure period to make such deposit. If the Company fails to make the required Monthly Contribution within such 30-day cure period, the Company will cease all operations except for the purpose of winding up and, subject to applicable law, liquidate and dissolve. The Company will not amend or otherwise modify the terms of the Extension during the Extension Period.

Approval of the Extension Amendment Proposal would amend the Charter to extend the date by which the Company must consummate an initial business combination. Approval of the Trust Amendment Proposal would amend the Trust Agreement to conform the deadline under the Trust Agreement to the Extended Date and to provide for the Monthly Contribution in connection with each one-month extension.

The Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are more fully described below in this proxy statement.

As of September 22, 2026, approximately US$74,900,460.95 was held in the Trust Account, and 7,004,618 Public Shares were outstanding for purposes of determining the estimated redemption price, consisting of 6,910,991 Public Shares trading separately and 93,627 Public Shares underlying outstanding Units. Based on such Trust Account amount and the 7,004,618 Public Shares outstanding as of such date, the estimated per-share redemption price would have been approximately US$10.69 per Public Share (subject to change based on interest earnings, permitted withdrawals and redemptions).

If the Company elects to effectuate one or more monthly extensions and the Trust Amendment Proposal is approved, the Company will deposit into the Trust Account, for each such one-month extension period, the lesser of (i) $100,000 or (ii) $0.033 for each then-outstanding Public Share. The per-share redemption price would increase by the amount of any such Monthly Contribution, divided by the number of Public Shares then outstanding.

The Sponsor has further agreed that, if the Company does not consummate an initial business combination and is required to liquidate, the Sponsor will not seek reimbursement from the Trust Account for any dissolution or liquidation expenses that it has agreed to bear or advance on behalf of the Company. As a result, such expenses will not be borne by the remaining Public Shareholders through a reduction of the funds available in the Trust Account for redemption or liquidation distributions.

The Company’s Board has determined that it is in the best interests of the Company and its shareholders to seek approval of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. The Extension Amendment Proposal would amend the Charter to extend the date by which the Company must consummate an initial business combination from October 19, 2026 on a month-to-month basis for up to four (4) one-month extensions, with the final extended date being February 19, 2027, or such earlier date as may be determined by the Board. The Trust Amendment Proposal would amend the Company’s Trust Agreement to extend the date by which the Company must complete its initial business combination from October 19, 2026 on a month-to-month basis for up to four (4) one-month extensions, with the final extended date being February 19, 2027. For each one-month extension of the Company’s deadline to consummate an initial business combination, the Company will deposit into the Trust Account the lesser of (i) $100,000 or (ii) $0.033 for each then-outstanding Public Share.

If either the Extension Amendment Proposal or the Trust Amendment Proposal is not approved, and the Company does not consummate an initial business combination by the applicable deadline set forth in the Charter, the Company would wind up its affairs and redeem 100% of the outstanding Public Shares in accordance with the Charter and the Trust Agreement.

The Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are more fully described below in this proxy statement.

You are not being asked to vote on any business combination at this time. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and implemented, and you do not elect to redeem your Public Shares in connection with the Special Meeting, you will retain the right to vote on any proposed business combination when it is submitted to shareholders and the right to redeem your Public Shares for a pro rata portion of the Trust Account in connection with such business combination (so long as your election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought), or if the Company has not consummated an initial business combination by the deadline set forth in the Charter.

In connection with the Trust Amendment Proposal, Public Shareholders may elect (the “Election”) to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then-outstanding Public Shares, regardless of whether such Public Shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal, or do not vote. Public Shareholders may also make an Election if they do not instruct their broker, bank or nominee how to vote at the Special Meeting. Public Shareholders may make an Election regardless of whether such shareholders were holders as of the Record Date.

If the Trust Amendment Proposal is approved by the requisite vote of shareholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares in connection with any vote to approve a business combination, subject to any limitations set forth in the Charter (so long as their election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought). Each redemption of Public Shares will reduce the amount of funds held in the Trust Account, which held approximately $74,900,460.95 as of September 22, 2026. In addition, shareholders who do not elect to redeem their Public Shares in connection with the Special Meeting will retain the right to have their Public Shares redeemed for cash if the Company has not completed an initial business combination by the deadline set forth in the Charter.

The closing price of the Company’s ordinary shares on September 22, 2026 was approximately $10.64 per share. The Company cannot assure shareholders that they will be able to sell their ordinary shares in the open market, even if the market price per share exceeds the redemption price, as there may not be sufficient liquidity in the Company’s securities at the time such shareholders seek to dispose of their shares.

The Sponsor and the Company’s directors and officers collectively have the right to vote 3,129,900 ordinary shares, consisting of (i) 2,898,000 Founder Shares and (ii) 231,900 ordinary shares included in the private units purchased by the Sponsor in a private placement completed simultaneously with the closing of the IPO.

To exercise your redemption rights, you must tender your Public Shares to the Company’s transfer agent at least two (2) business days prior to the Special Meeting (or October 8, 2026). You may tender your Public Shares by either delivering your share certificate (if any) to the transfer agent or by delivering your shares electronically through The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your Public Shares in “street name,” you must instruct your bank, broker or other nominee to withdraw the shares from your account and deliver them to the transfer agent in order to exercise your redemption rights.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and the Company does not consummate an initial business combination by the deadline set forth in the Charter, then, in accordance with the Charter and the Trust Agreement, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible thereafter, redeem 100% of the outstanding Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes, divided by the number of then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive any further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably practicable following such redemption, subject to the approval of the remaining shareholders and the Board, liquidate and dissolve, in each case subject to the Company’s obligations under applicable Cayman Islands law to provide for claims of creditors and the requirements of any other applicable law.

Subject to the foregoing, approval of the Extension Amendment Proposal and the Trust Amendment Proposal requires the affirmative vote of holders of at least sixty-five percent (65%) of the Company’s then outstanding ordinary shares (including the Founder Shares). The voting requirement for the Trust Amendment Proposal is set forth in Section 6(c) of the Investment Management Trust Agreement.

The Board will abandon and will not implement the Extension Amendment Proposal or the Trust Amendment Proposal unless the requisite shareholder approval is obtained. Notwithstanding shareholder approval of the Trust Amendment Proposal, the Board will retain the discretion to abandon and not implement either such proposal at any time and for any reason, without any further action by the Company’s shareholders.

The Board has fixed the close of business on September 22, 2026 as the Record Date for determining the Company’s shareholders entitled to receive notice of and vote at the Special Meeting and any adjournments or postponements thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to vote at the Special Meeting or any adjournments or postponements thereof.

After careful consideration of all relevant factors, the Board has determined that each of the proposals is advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Voting Rights and Revocation of Proxies

The Board has fixed the close of business on September 22, 2026 (the “Record Date”) as the date for determining the Company’s shareholders entitled to receive notice of and vote at the Special Meeting and any adjournments or postponements thereof. Only holders of record of the Company’s ordinary shares on that date will be entitled to have their votes counted at the Special Meeting or any adjournments or postponements thereof.

Ordinary shares represented by all validly executed proxies received in time to be voted at the Special Meeting and not previously revoked will be voted at the meeting. A shareholder may revoke a proxy at any time before it is voted by filing with the Secretary of the Company either a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person.

Dissenters’ Right of Appraisal

Holders of the Company’s ordinary shares do not have appraisal, dissenters’ or similar rights under the Companies Act (As Revised) of the Cayman Islands or under the Company’s Second Amended and Restated Memorandum of Association in connection with the proposals to be presented at the Special Meeting.

Outstanding Shares and Quorum

As of the Record Date, there were 10,134,518 ordinary shares of the Company issued and outstanding and entitled to vote at the Special Meeting. Each ordinary share is entitled to one vote on each proposal to be presented at the Special Meeting.

The presence, in person or by proxy, of shareholders holding a majority of the issued and outstanding ordinary shares entitled to vote at the Special Meeting will constitute a quorum for the transaction of business. There is no cumulative voting under the Company’s Second Amended and Restated Memorandum of Association or under the Companies Act (As Revised) of the Cayman Islands.

Abstentions and broker non-votes, if any, will be treated as present for purposes of determining the existence of a quorum. However, because approval of each of the Extension Amendment Proposal and the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the Company’s then outstanding ordinary shares, abstentions and broker non-votes will have the same effect as votes “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal.

Broker Non-Votes

Holders of ordinary shares held in “street name” (that is, in the name of a bank, broker or other nominee) must instruct the bank, broker or other nominee that holds their shares how to vote their shares. If a shareholder does not provide voting instructions, the nominee will be permitted to vote the shares only on matters deemed “routine” under applicable stock exchange rules. The nominee may not vote such shares on matters deemed “non-routine,” which will result in such shares being treated as “broker non-votes.”

The Company believes that:

●	Proposal 1 (Extension Amendment Proposal) — non-routine

●	Proposal 2 (Trust Amendment Proposal) — non-routine

●	Proposal 3 (Adjournment Proposal) — routine

Accordingly, if you hold your ordinary shares in street name, your bank or broker may not vote your shares on the Extension Amendment Proposal or the Trust Amendment Proposal without your instructions. Broker non-votes will be counted as present for purposes of determining a quorum but will not be counted as votes cast.

Banks and brokers may not use discretionary authority to vote ordinary shares on the Extension Amendment Proposal or the Trust Amendment Proposal if they have not received voting instructions from their clients. The Adjournment Proposal is considered a routine matter, and brokers may exercise discretionary authority to vote on such proposal in the absence of instructions.

Because approval of the Extension Amendment Proposal and the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the Company’s then outstanding ordinary shares, broker non-votes will have the same effect as votes “AGAINST” such proposal. Shareholders are therefore encouraged to submit voting instructions to ensure that their shares are represented at the Special Meeting.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Special Meeting:

Proposal	Vote Required	Broker Discretionary Vote Allowed
Extension Amendment	Affirmative vote of at least sixty-five percent (65%) of the Company’s issued and outstanding ordinary shares.	No
Trust Amendment	Affirmative vote of at least sixty-five percent (65%) of the Company’s issued and outstanding ordinary shares.	No
Adjournment	Majority of the outstanding shares represented by virtual attendance or by proxy and entitled to vote thereon at the Special Meeting	Yes

Factors to Consider

When you consider the recommendation of the Board, you should consider, among other things, the following benefits and detriments of the proposals to you as the Public Shareholders:

●	Approval of the Extension Amendment Proposal and the Trust Amendment Proposal would provide the Company with additional time and flexibility to complete an initial business combination. If approved, the Company may extend the date by which it must consummate an initial business combination from October 19, 2026 on a month-to-month basis for up to four (4) one-month extensions, with the final extended date being February 19, 2027, or such earlier date as may be determined by the Board.

●

In connection with each one-month extension, the Company will deposit into the Trust Account the lesser of (i) $100,000 or (ii) $0.033 for each then-outstanding Public Share. Any Monthly Contribution deposited into the Trust Account would increase the amount held in the Trust Account for the benefit of Public Shareholders.

●

In connection with each Monthly Contribution, the Company will file a Current Report on Form 8-K disclosing the deposit of such Monthly Contribution. If any required Monthly Contribution is not timely deposited, the Company will have a 30-day cure period to make such deposit. If the Company fails to make the required Monthly Contribution within such 30-day cure period, the Company will cease all operations except for the purpose of winding up and, subject to applicable law, liquidate and dissolve. The Company will not amend or otherwise modify the terms of the Extension during the Extension Period.

●	Any Monthly Contribution made by the Sponsor, its affiliates or its designees in connection with a monthly extension would be structured as a non-interest-bearing, unsecured loan to the Company, repayable only upon the consummation of an initial business combination. If the Company consummates an initial business combination, such loans are expected to be repaid at closing, which would reduce the funds available to the post-combination company by a corresponding amount. No funds held in the Trust Account will be used to repay such loans if the Company does not complete an initial business combination and instead liquidates.

●	The Sponsor has agreed to waive any right to reimbursement from the Trust Account for any dissolution or liquidation expenses that the Sponsor has agreed to bear or advance on behalf of the Company. Accordingly, if the Company does not complete an initial business combination and is required to liquidate, no funds held in the Trust Account will be used to reimburse the Sponsor for such dissolution or liquidation expenses, and such expenses will not reduce the amount available for distribution to the remaining Public Shareholders.

●	Public Shareholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals or do not vote, and whether or not they are holders of our ordinary shares as of the Record Date. (See “Redemption Rights” below).

●	Each redemption of Public Shares will reduce the amount of funds held in the Trust Account, which held approximately US$74,900,460.95 in marketable securities as of September 22, 2026, and consequently will decrease the funds available for a future business combination.

Interests of the Company’s Directors and Officers

When you consider the recommendation of the Board, you should keep in mind that the Sponsor and our officers and directors have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

●	If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company may extend the date by which it must consummate an initial business combination from October 19, 2026 on a month-to-month basis for up to four (4) one-month extensions, with the final extended date being February 19, 2027, or such earlier date as may be determined by the Board. In connection with each one-month extension, the Company will deposit into the Trust Account the lesser of (i) $100,000 or (ii) $0.033 for each then-outstanding Public Share. Any Monthly Contribution funded by the Sponsor, its affiliates or designees will be structured as a non-interest-bearing, unsecured loan to the Company, repayable only upon the consummation of an initial business combination. If the Company consummates an initial business combination, such loans are expected to be repaid at closing, which would reduce the funds available to the post-combination company. If the Company does not complete an initial business combination and instead liquidates, the Sponsor would not be repaid for any such loans from the Trust Account;

●	Unless the Company consummates an initial business combination, the Company’s officers and directors and the Sponsor will not receive reimbursement for any out-of-pocket expenses incurred by them to the extent that such expenses exceed the amount of available proceeds from the IPO and private placement not deposited in the Trust Account;

●	With certain limited exceptions, 50% of the Founder Shares will not be transferred, assigned, sold or released from escrow until the earlier of (i) six months after the consummation of our initial business combination or (ii) the date on which the closing price of our ordinary shares equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations, recapitalizations or other similar transactions) for any 20 trading days within any 30-trading day period commencing after our initial business combination. The remaining 50% of the Founder Shares will not be transferred, assigned, sold or released from escrow until six months after the consummation of our initial business combination, or earlier in either case if, following our initial business combination, the Company completes a liquidation, merger, share exchange or other similar transaction that results in all of our Public Shareholders having the right to exchange their ordinary shares for cash, securities or other property;

●	The Sponsor will benefit from the completion of a business combination and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to Public Shareholders rather than liquidate;

●	Because of these interests, the Sponsor and the Company’s directors and officers could benefit from the completion of an initial business combination even if the transaction is not favorable to the Company’s Public Shareholders. They may therefore be incentivized to complete a business combination with a less favorable target or on terms less favorable to Public Shareholders rather than liquidate. In particular, based on the Sponsor’s purchase price of $0.0086 per Founder Share, as compared to the $10.00 price paid by public investors for each unit in the IPO, the Sponsor may achieve a positive return on its investment even if the trading price of the Company’s ordinary shares following the initial business combination is substantially below the IPO price, while Public Shareholders could experience a negative return;

●	The Sponsor and the Company’s directors and officers purchased an aggregate of 2,898,000 Founder Shares for $25,000 in the aggregate (or approximately $0.0086 per share). Based on the $10.00 per share valuation used to determine the merger consideration in connection with a potential initial business combination, these Founder Shares could have a value of approximately $28.98 million at the time of the business combination. As a result, the Sponsor and the Company’s directors and officers could realize a substantial return on their investment even if Public Shareholders experience significant losses following the business combination. In addition, the Founder Shares have no redemption rights and will be worthless if the Company does not complete an initial business combination and instead liquidates;

●	The fact that the Sponsor currently holds 231,900 private placement units, which were purchased at a price of $10.00 per unit, for an aggregate purchase price of $2,319,000. These securities have no redemption rights upon the Company’s liquidation and will be worthless if the Company does not consummate an initial business combination; and

●	The fact that the Sponsor has agreed not to redeem any of its Founder Shares or private placement securities in connection with any shareholder vote to approve an initial business combination.

Additionally, if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Company subsequently consummates an initial business combination, our officers and directors may have interests in such business combination that are different from, or in addition to, the interests of Public Shareholders. Any such interests will be described in the proxy statement or other applicable disclosure document prepared in connection with the proposed business combination.

We may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (“CFIUS”), or ultimately prohibited.

Each of our directors and officers may not be citizens of the United States, and the Sponsor is a non-U.S. entity. Although we do not believe that the nature of our business or that of a potential target necessarily makes any initial business combination subject to review by the Committee on Foreign Investment in the United States (“CFIUS”), it is possible that CFIUS could determine that our proposed initial business combination is within its jurisdiction. Under the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) and its implementing regulations, CFIUS has authority to review certain non-passive, non-controlling investments in U.S. businesses involving critical technology, critical infrastructure, or sensitive personal data, as well as certain real estate transactions, and some categories of transactions require mandatory filings. If our initial business combination falls within CFIUS’s jurisdiction, we may be required to submit a mandatory filing, elect to make a voluntary notice, or proceed without notifying CFIUS and risk CFIUS intervention before or after closing. CFIUS may delay, impose mitigation conditions on, or prohibit the completion of our initial business combination, or may require the combined company to divest certain assets. As a result, we may be unable to complete an otherwise advantageous business combination or may be prevented from pursuing certain target companies, which could limit our pool of potential targets and place us at a competitive disadvantage relative to other special purpose acquisition companies that do not have similar foreign ownership considerations.

Moreover, any government review process, whether by CFIUS or another U.S. governmental authority, could be lengthy, and the Company has a limited amount of time to complete its initial business combination. If we are unable to complete our initial business combination by February 19, 2027, assuming the Extension Amendment Proposal is approved and implemented (the “Extended Date”), and any applicable regulatory review extends beyond such timeframe or ultimately results in the proposed business combination being prohibited or subject to mitigation measures that are unacceptable to the Company or the target, we will be required to liquidate. In such event, Public Shareholders would lose the opportunity to invest in a target company and the chance to realize any future gains through price appreciation of the combined company’s ordinary shares.

If we were deemed to be an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To avoid that result, we may determine, in our discretion, to liquidate the securities held in the trust account.

There is currently uncertainty concerning the applicability of the Investment Company Act to a special purpose acquisition company (“SPAC”) and we may in the future be subject to a claim that we have been operating as an unregistered investment company. If we are deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning securities in a successor operating business, including the potential appreciation in the value of our ordinary shares and rights following such a transaction, and our rights would expire worthless.

The funds in the Trust Account have, since our initial public offering, been held only in U.S. government securities within the meaning of Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in money market funds that invest solely in U.S. government treasury obligations and that comply with the conditions of Rule 2a-7 under the Investment Company Act. To mitigate the risk that the Company could be deemed to be operating as an unregistered investment company (including under the subjective “investment company” test in Section 3(a)(1)(A) of the Investment Company Act), the Company may, in its discretion, instruct Continental Stock Transfer&Trust Company, the trustee of the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and hold all funds in cash until the completion of an initial business combination. If we take this action, the amount of funds available for redemption would no longer increase through interest, which may reduce the per-share amount received by Public Shareholders upon redemption or liquidation.

In addition, the longer that funds in the Trust Account are invested in short-term U.S. government securities or in money market funds that hold such securities, the greater the risk that the Company could be considered an unregistered investment company. If the Company were deemed an unregistered investment company, it might be required to liquidate. Accordingly, the Company may determine, in its discretion, to liquidate the securities held in the Trust Account at any time and maintain the Trust Account in cash until the completion of an initial business combination.

Voting Procedures

Each ordinary share that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your proxy card indicates the number of ordinary shares you hold of record.

●	You may vote your shares in advance of the Special Meeting by completing, signing, dating, and returning the enclosed proxy card in the postage-paid envelope provided. If your ordinary shares are held in “street name” through a broker, bank, or other nominee, you must follow the voting instructions provided by that intermediary to ensure that your shares are represented and voted at the Special Meeting. If you vote using the proxy card, your proxy holder will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not provide specific voting instructions, your shares will be voted in accordance with the Board’s recommendations. The Board recommends voting “FOR” Proposal 1 (Extension Amendment Proposal), “FOR” Proposal 2 (Trust Amendment Proposal), and “FOR” Proposal 3 (Adjournment Proposal), if presented.

●	You may attend the Special Meeting virtually and vote electronically, even if you have already submitted a proxy. However, if your ordinary shares are held in the name of a broker, bank or other nominee, you must obtain a legal proxy from that intermediary in order to vote at the Special Meeting. This is the only way we can ensure that the broker, bank or nominee has not already voted your shares.

Solicitation of Proxies

Your proxy is being solicited by the Board on the proposals being presented to shareholders at the Special Meeting. The Company has agreed to pay Advantage Proxy, our proxy solicitor, a customary fee of $8,500, plus reimbursement of its reasonable out-of-pocket expenses, in connection with the Special Meeting. The Company will reimburse Advantage Proxy for such expenses and will indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages, and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone, or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Advantage Proxy at:

Advantage Proxy, Inc.

PO Box 10904

Yakima, WA 98909

Toll Free: 877-870-8565

Collect: 206-870-8565

The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Special Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own ordinary shares listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding ordinary shares is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Delivery of Proxy Materials to Households

Only one copy of this Proxy Statement will be delivered to an address where two or more shareholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the shareholders’ prior express or implied consent.

We will promptly deliver a separate copy of this Proxy Statement upon written or oral request. If you share an address with at least one other shareholder and currently receive only one copy of our Proxy Statement, and you would like to receive separate copies of future proxy materials, please send a written request to: Quartzsea Acquisition Corporation, 1185 Avenue of the Americas, suite 349, New York, NY 10036.

If you share an address with at least one other shareholder and currently receive multiple copies of our proxy materials, and you would like to receive only a single copy of future proxy materials, please send a written request to the same address.

Redemption Rights

Pursuant to our Second Amended and Restated Memorandum of Association, holders of our Public Shares may elect to redeem all or a portion of their Public Shares for cash at a per-share price, payable in cash, equal to the pro rata portion of the aggregate amount then on deposit in the Trust Account (including interest earned thereon, net of permitted withdrawals for taxes), calculated as of two business days prior to the Special Meeting. Public Shareholders may exercise their redemption rights regardless of whether they vote “FOR” or “AGAINST” the Extension Amendment Proposal, the Trust Amendment Proposal, or the Adjournment Proposal, or do not vote, and regardless of whether they are holders of record as of the Record Date. If you properly exercise your redemption rights, your redeemed Public Shares will cease to be outstanding and you will retain only the right to receive the per-share redemption amount from the Trust Account.

For illustrative purposes only, as of September 22, 2026, the Trust Account held approximately $74,900,460.95, which would have resulted in an estimated per-share redemption price of approximately $10.69 (including interest earned and after deduction of permitted tax withdrawals). The actual per-share redemption price will be calculated two (2) business days prior to the Special Meeting and may differ from this illustrative amount.

In order to exercise your redemption rights, you must:

●	submit a request in writing prior to 5:00 p.m., Eastern time on October 8, 2026 (two business days before the Special Meeting) that we convert your Public Shares for cash to Continental Stock Transfer and Trust Company, our transfer agent, at the following address:

Continental Stock Transfer and Trust Company

Attn: SPAC Redemptions

1 State Street 30th Floor

New York, NY 10004-1571

E-mail: administration@continentalstock.com

and

●	deliver your Public Shares to our transfer agent, Continental Stock Transfer and Trust Company, either (i) electronically through The Depository Trust Company (“DTC”) or (ii) by delivering physical share certificates (if any), no later than 5:00 p.m. Eastern Time, two business days prior to the Special Meeting. Shareholders who wish to submit physical certificates should allow sufficient time to obtain such certificates from the transfer agent and effect delivery. Although timing varies, shareholders should generally allow at least two weeks to obtain physical certificates; however, this process is controlled entirely by the transfer agent and may take longer. Shareholders who hold their Public Shares in “street name” through a broker, bank or other nominee will need to coordinate with their intermediary to ensure timely DTC delivery or to have the shares certificated and delivered. If you do not submit a written redemption request and deliver your Public Shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests (and submitting shares to the transfer agent) and thereafter, with our consent. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

Prior to exercising redemption rights, shareholders should verify the market price of our ordinary shares, as they may receive higher proceeds from selling their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when you wish to sell your shares.

If you exercise your redemption rights, your redeemed ordinary shares will cease to be outstanding immediately prior to the Special Meeting (assuming the Trust Amendment Proposal is approved) and will only represent the right to receive a pro rata portion of the aggregate amount on deposit in the Trust Account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for those shares only if you properly and timely request redemption.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and the Company does not consummate an initial business combination by the deadline set forth in the Company’s Second Amended and Restated Memorandum of Association (the “Charter”), the Company will be required to wind up and liquidate in accordance with the Charter. In such event, the Company will, as promptly as reasonably practicable, liquidate the Trust Account and distribute the funds then held in the Trust Account to the Company’s Public Shareholders.

Upon liquidation, the Company’s public rights will expire worthless, as they will not entitle holders to any distribution upon the dissolution of the Company.

Holders of outstanding units must separate the units into the underlying Public Shares and public rights before exercising redemption rights with respect to the Public Shares.

If you hold units registered in your own name, you must deliver the certificate representing such units to Continental Stock Transfer and Trust Company together with written instructions requesting that the units be separated into the underlying Public Shares and public rights. This must be completed far enough in advance to permit the delivery of the Public Share position back to you so that you may then exercise your redemption rights with respect to the Public Shares once the units have been separated.

If your units are held in “street name” by a broker, dealer, commercial bank, trust company or other nominee, you must instruct the nominee to separate your units. Your nominee must send written instructions to Continental Stock Transfer and Trust Company specifying the number of units to be split and identifying the nominee holding such units. Your nominee must also initiate electronically, using DTC’s Deposit/Withdrawal at Custodian (“DWAC”) system, a withdrawal of the units and a corresponding deposit of an equal number of Public Shares (and public rights, as applicable). Although this process is typically completed electronically on the same business day, you should allow at least one full business day to ensure that the units are separated in time. If you do not cause your units to be separated into Public Shares in a timely manner, you will not be able to exercise your redemption rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding ordinary shares, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group, as of September 22, 2026 (the Record Date).

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The table below does not reflect record or beneficial ownership of any ordinary shares issuable upon the conversion of rights, as such rights are not convertible within 60 days of the Record Date. The percentage ownership information presented below is based on 10,134,518 ordinary shares outstanding as of the Record Date.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Ordinary Shares
Qi Gong	3,129,900	30.88%
Ping Zhang	0	*
Daniel M. McCabe	0	*
All current directors and executive officers as a group (five individuals)	3,129,900	30.88%
Five Percent Holders of Quartzsea
Blue Jay Investment LLC(2)	3,129,900	30.88%

*	less than 1%.

(1)	Unless otherwise noted, the business address of each beneficial owner is 1185 Avenue of the Americas, Suite 349, New York, NY 10036.
(2)	Blue Jay Investment LLC is the Sponsor. Qi Gong is the sole director/manager of the Sponsor and may be deemed to have beneficial ownership of the securities held by the Sponsor.

PROPOSAL 1: THE EXTENSION AMENDMENT PROPOSAL

The Extension Amendment

The Extension Amendment Proposal seeks shareholder approval of a further amendment to the Company’s Second Amended and Restated Memorandum of Association, as amended, to extend the date by which the Company must consummate an initial business combination from October 19, 2026 on a month-to-month basis for up to four (4) one-month extensions, with the final extended date being February 19, 2027, or such earlier date as may be determined by the Company’s Board (such extended date, the “Extended Date”).

A copy of the proposed Extension Amendment is attached to this proxy statement as Annex A. Shareholders are encouraged to read the proposed amendment in its entirety for a complete description of its terms. The Extension Amendment Proposal and the Trust Amendment Proposal are conditioned upon the approval and implementation of each other. The Company will not implement the Extension Amendment unless the Trust Amendment is also approved and implemented, and will not implement the Trust Amendment unless the Extension Amendment is also approved and implemented.

Reasons for the Extension Amendment

The purpose of the Extension Amendment Proposal is to provide the Company with additional time to complete an initial business combination. The Company’s current Second Amended and Restated Memorandum of Association provides that the Company must consummate an initial business combination by October 19, 2026. The Board believes that it is in the best interests of the Company and its shareholders to extend the deadline on a month-to-month basis for up to four (4) one-month extensions, with the final extended date being February 19, 2027, or such earlier date as may be determined by the Board, so that the Company may have sufficient time to complete an initial business combination.

The Company believes that, without the Extension Amendment, the Company may not be able to complete an initial business combination before October 19, 2026. If that were to occur, the Company would be required to cease all operations except for the purpose of winding up, redeem 100% of the outstanding Public Shares, and liquidate in accordance with its Second Amended and Restated Memorandum of Association.

If the Extension Amendment Is Not Approved

If the Extension Amendment Proposal is not approved, and the Company does not consummate an initial business combination by October 19, 2026, the Company will be required to cease all operations except for the purpose of winding up, redeem 100% of the outstanding Public Shares, and liquidate in accordance with its Second Amended and Restated Memorandum of Association and the Trust Agreement.

If the Extension Amendment Proposal is not approved, even if the Trust Amendment Proposal is approved, the Company will not be able to implement the proposed extension framework under the Charter. Accordingly, unless the Company consummates an initial business combination by October 19, 2026, the Company will be required to wind up its affairs and liquidate in accordance with the Charter and the Trust Agreement.

In such event, Public Shareholders would lose the opportunity to invest in a target company through the Company and the chance to realize any future gains through any price appreciation of the combined company’s securities.

If the Extension Amendment Proposal Is Approved

If the Extension Amendment Proposal is approved and implemented, the Company will adopt the Extension Amendment in accordance with the Companies Act (As Revised) of the Cayman Islands and file the applicable Second Amended and Restated Memorandum of Association with the Registrar of Companies in the Cayman Islands.

Approval of the Extension Amendment Proposal will not, by itself, approve any initial business combination. You are not being asked to vote on any initial business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your Public Shares in connection with the Special Meeting, you will retain the right to vote on any proposed initial business combination when it is submitted to shareholders and the right to redeem your Public Shares for a pro rata portion of the funds in the Trust Account in connection with such business combination or upon the Company’s liquidation if the Company does not consummate an initial business combination by the Extended Date.

Redemption Rights

In connection with the Special Meeting, Public Shareholders may elect to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes, divided by the number of then-outstanding Public Shares, regardless of whether such Public Shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal.

Public Shareholders may also elect to redeem their Public Shares if they do not vote, or do not instruct their broker, bank or nominee how to vote, at the Special Meeting. Public Shareholders may make such election regardless of whether they were shareholders as of the Record Date.

Required Vote

The approval of the Extension Amendment Proposal requires the affirmative vote of holders of at least 65% of the outstanding ordinary shares of the Company entitled to vote thereon. Abstentions and broker non-votes will have the same effect as votes “AGAINST” the Extension Amendment Proposal.

Notwithstanding shareholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, the Board will retain the discretion to abandon and not implement the Extension Amendment and the Trust Amendment at any time and for any reason, without any further action by the Company’s shareholders.

You are not being asked to vote on any initial business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your Public Shares in connection with the Special Meeting, you will retain the right to vote on any initial business combination when it is submitted to shareholders and the right to redeem your Public Shares for a pro rata portion of the funds in the Trust Account in the event such business combination is approved and completed, provided that you make your election at least two (2) business days prior to the meeting at which the shareholders’ vote is sought, or if the Company does not consummate an initial business combination by the Extended Date.

Recommendation

The Board recommends that you vote “FOR” the Extension Amendment Proposal.

PROPOSAL 2: THE TRUST AMENDMENT PROPOSAL

The Trust Amendment

The Trust Amendment Proposal seeks shareholder approval of a further amendment to the Company’s Investment Management Trust Agreement, dated March 17, 2025, by and between the Company and Continental Stock Transfer and Trust Company, as trustee, to permit the Company to extend the date by which it must complete its initial business combination under the Trust Agreement from October 19, 2026 on a month-to-month basis for up to four (4) one-month extensions, with the final extended date being February 19, 2027, or such earlier date as may be determined by the Board. For each one-month extension, the Company will deposit into the Trust Account the lesser of (i) $100,000 or (ii) $0.033 for each then-outstanding Public Share.

A copy of the proposed Trust Amendment is attached to this proxy statement as Annex B. Shareholders are encouraged to read the proposed amendment in its entirety for a complete description of its terms. The Extension Amendment Proposal and the Trust Amendment Proposal are conditioned upon the approval and implementation of each other. The Company will not implement the Extension Amendment unless the Trust Amendment is also approved and implemented, and will not implement the Trust Amendment unless the Extension Amendment is also approved and implemented.

Reasons for the Trust Amendment

The purpose of the Trust Amendment Proposal is to conform the deadline under the Trust Agreement to the Extended Date proposed under the Extension Amendment Proposal. The Company’s existing Trust Agreement provides that the Company must complete its initial business combination by October 19, 2026. If the Extension Amendment Proposal is approved and implemented, the Company believes that the Trust Agreement should also be amended to conform the deadline thereunder to the Extended Date on the same month-to-month basis contemplated by the Extension Amendment Proposal.

The Board believes that approval of the Trust Amendment Proposal is necessary and appropriate to allow the Company to continue to maintain the Trust Account and pursue an initial business combination during the extended period.

If the Trust Amendment Is Not Approved

If the Trust Amendment Proposal is not approved, the Trust Agreement will not be amended to extend the date by which the Company must complete its initial business combination from October 19, 2026, on a month-to-month basis for up to four (4) one-month extensions, with the final extended date being February 19, 2027, or such earlier date as may be determined by the Board, or to provide for the Monthly Contribution in connection with each such one-month extension.

If the Trust Amendment Proposal is not approved, even if the Extension Amendment Proposal is approved, the Company will not be able to fully implement the extension framework unless the Trust Agreement is otherwise amended or the Company obtains any required consent or approval. If the Company is unable to complete an initial business combination by the applicable deadline, the Company will be required to cease all operations except for the purpose of winding up, redeem 100% of the outstanding Public Shares, and liquidate in accordance with its Second Amended and Restated Memorandum of Association and the Trust Agreement.

If the Trust Amendment Proposal Is Approved

If the Trust Amendment Proposal is approved, the Company and Continental Stock Transfer and Trust Company, as trustee, will execute the Trust Amendment to permit the Company to extend the date by which it must complete its initial business combination under the Trust Agreement from October 19, 2026 on a month-to-month basis for up to four (4) one-month extensions, with the final extended date being February 19, 2027, or such earlier date as may be determined by the Board, and to provide that, for each one-month extension, the Company will deposit into the Trust Account the lesser of (i) $100,000 or (ii) $0.033 for each then-outstanding Public Share.

Approval of the Trust Amendment Proposal will not, by itself, approve any initial business combination. You are not being asked to vote on any initial business combination at this time.

Redemption Rights

In connection with the Special Meeting, Public Shareholders may elect to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes, divided by the number of then-outstanding Public Shares, regardless of whether such Public Shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal.

Public Shareholders may also elect to redeem their Public Shares if they do not vote, or do not instruct their broker, bank or nominee how to vote, at the Special Meeting. Public Shareholders may make such election regardless of whether they were shareholders as of the Record Date.

Required Vote

The approval of the Trust Amendment Proposal requires the affirmative vote of holders of at least 65% of the outstanding ordinary shares of the Company entitled to vote thereon, in accordance with Section 6(c) of the Trust Agreement. Abstentions and broker non-votes will have the same effect as votes “AGAINST” the Trust Amendment Proposal.

Notwithstanding shareholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, the Board will retain the discretion to abandon and not implement the Extension Amendment and the Trust Amendment at any time and for any reason, without any further action by the Company’s shareholders.

Recommendation

The Board recommends that you vote “FOR” the Trust Amendment Proposal.

PROPOSAL 3: THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if approved, would authorize the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or the Trust Amendment Proposal at the time of the Special Meeting.

The Adjournment Proposal will only be presented at the Special Meeting if, based on the tabulated votes, there are insufficient votes to approve the Extension Amendment Proposal or the Trust Amendment Proposal.

If the Adjournment Proposal is approved by a majority of the ordinary shares present in person or represented by proxy and voting on the matter at the Special Meeting, the chairman of the Special Meeting will be authorized to adjourn the meeting to a later date or dates to solicit additional proxies.

If the Adjournment Proposal is not approved, the chairman will not adjourn the Special Meeting for the purpose of soliciting additional proxies.

Recommendation

The Board recommends that you vote “FOR” the Adjournment Proposal, if presented.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This Proxy Statement describes the material elements of relevant exhibits and other information attached as annexes to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant document included as an annex to this document.

You may obtain additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about the Extension Amendment, the Trust Amendment or the Adjournment by contacting us at the following address or telephone number:

Quartzsea Acquisition Corporation

1185 Avenue of the Americas, suite 349

New York, NY 10036

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Advantage Proxy, Inc.

PO Box 10904

Yakima, WA 98909

Toll Free: 877-870-8565

Collect: 206-870-8565

In order to receive timely delivery of the documents in advance of the Special Meeting, you must make your request for information no later than October 5, 2026.

Annex A

PROPOSED AMENDMENT

TO THE

SECOND AMENDED AND RESTATED MEMORANDUM OF ASSOCIATION

OF

QUARTZSEA ACQUISITION CORPORATION

This Amendment to the Second Amended and Restated Memorandum of Association of Quartzsea Acquisition Corporation, a Cayman Islands exempted company (the “Company”), is made as of October [*], 2026.

WHEREAS, the Company’s Second Amended and Restated Memorandum of Association, as amended (the “Charter”), currently provides that the Company must consummate an initial business combination by October 19, 2026;

WHEREAS, the Board of Directors of the Company has determined that it is advisable and in the best interests of the Company and its shareholders to amend the Charter to extend the date by which the Company must consummate an initial business combination from October 19, 2026, on a month-to-month basis for up to four (4) one-month extensions, with the final extended date being February 19, 2027, or such earlier date as may be determined by the Board of Directors; and

WHEREAS, the shareholders of the Company have approved this amendment at an extraordinary general meeting of shareholders duly called and held on October 13, 2026.

NOW, THEREFORE, the Charter is hereby amended as follows:

1.	Extension of Deadline to Consummate an Initial Business Combination. The Charter is hereby amended to extend the date by which the Company must consummate an initial business combination from October 19, 2026, on a month-to-month basis for up to four (4) one-month extensions, with the final extended date being February 19, 2027, or such earlier date as may be determined by the Board of Directors of the Company.

2.	No Other Amendments. Except as expressly amended hereby, the Charter shall remain unchanged and in full force and effect.

3.	Effectiveness. This amendment shall become effective upon approval by the requisite vote of the Company’s shareholders and filing or registration with the applicable governmental authority, if required.

[signature page follows]

Annex A-1

IN WITNESS WHEREOF, the Company has caused this Amendment to the Second Amended and Restated Memorandum of Association as of the date first written above.

QUARTZSEA ACQUISITION CORPORATION

By:	/s/ Qi Gong
Name:	Qi Gong
Title:	Chief Executive Officer and Chairman

Annex A-2

Annex B

PROPOSED AMENDMENT

TO THE

INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 2 (this “Amendment”), dated as of October [*], 2026, to the Investment Management Trust Agreement (as amended, the “Trust Agreement”), dated March 17, 2025, as amended by Amendment No. 1 dated June 24, 2026 by and between Quartzsea Acquisition Corporation, a Cayman Islands exempted company (the “Company”), and Continental Stock Transfer and Trust Company, as trustee (the “Trustee”), is made and entered into by and between the Company and the Trustee. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee are parties to the Trust Agreement;

WHEREAS, the Trust Agreement currently provides that, if a Termination Letter has not been received by the Trustee by the 15-month anniversary of the closing of the Company’s initial public offering, including all available extensions provided therein or as may be approved by the Company’s shareholders, the Trust Account shall be liquidated in accordance with the terms of the Trust Agreement;

WHEREAS, the Company is seeking shareholder approval to amend the Company’s Second Amended and Restated Memorandum of Association to extend the date by which the Company must consummate an initial business combination from October 19, 2026 on a month-to-month basis for up to four (4) one-month extensions, with the final extended date being February 19, 2027, or such earlier date as may be determined by the Company’s board of directors, by allowing the Company to extend such date on a month-to-month basis for up to four (4) one-month extensions (the “Extension Period”);

WHEREAS, the Company desires to amend the Trust Agreement to conform the deadline under the Trust Agreement to such extended date and to provide for the amount required to be deposited into the Trust Account in connection with each one-month extension; and

WHEREAS, the holders of at least sixty-five percent (65%) of the Company’s outstanding ordinary shares have approved this Amendment in accordance with Section 6(c) of the Trust Agreement;

NOW THEREFORE, IT IS AGREED:

1.	Amendment to Applicable Deadline. The Trust Agreement is hereby amended to provide that the date by which the Company must complete its initial business combination under the Trust Agreement shall be extended from October 19, 2026 on a month-to-month basis for up to four (4) one-month extensions, with the final extended date being February 19, 2027, or such earlier date as may be determined by the Company’s board of directors.

2.	Monthly Contribution. The Trust Agreement is hereby amended to provide that, for each one-month extension of the Company’s deadline to consummate an initial business combination, the Company will deposit into the Trust Account the lesser of (i) $100,000 and (ii) $0.033 for each then-outstanding Public Share.

3.	Form 8-K Disclosure. The Company shall file a Current Report on Form 8-K disclosing each Monthly Contribution deposited into the Trust Account.

Annex B-1

4.	Failure to Make Monthly Contribution. If any required Monthly Contribution is not timely deposited into the Trust Account, the Company shall have a 30-day cure period to make such deposit. If the Company fails to make the required Monthly Contribution within such 30-day cure period, the Trust Account shall be liquidated in accordance with the terms of the Trust Agreement.

5.	No Modification of Extension Terms. During the Extension Period, the Company shall not amend or otherwise modify the terms of the Extension.

6.	No Other Amendments. Except as expressly amended hereby, the Trust Agreement shall remain unchanged and in full force and effect.

7.	Effectiveness. This Amendment shall become effective upon approval by the requisite vote of the Company’s shareholders and execution by the parties hereto.

8.	Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Electronic signatures shall be deemed original signatures for all purposes.

9.	Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

[signature page follows]

Annex B-2

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER AND TRUST COMPANY,
as Trustee

By:
Name:	[*]
Title:	Vice President

QUARTZSEA ACQUISITION CORPORATION

By:	/s/ Qi Gong
Name:	Qi Gong
Title:	Chief Executive Officer and Chairman

Annex B-3

QUARTZSEA ACQUISITION CORPORATION

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON

OCTOBER 13, 2026

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated September 28, 2026, in connection with the Special Meeting to be held at 4 p.m. ET on October 13, 2026, virtually, via live webcast, for which advance registration is required. Shareholders may attend the Special Meeting, vote, and submit questions during the meeting by visiting https://www.cstproxy.com/quartzsea/ext2026 and following the instructions for preregistration and meeting access.

The undersigned hereby appoints Qi Gong, as proxy of the undersigned, with full power of substitution, to vote all of Quartzsea Acquisition Corporation (the “Company”) registered in the name of the undersigned, which the undersigned is entitled to vote at the Special Meeting of shareholders, and at any adjournments or postponements thereof, with all the powers the undersigned would possess if personally present. Without limiting the general authorization hereby given, the proxy is instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE EXTENSION AMENDMENT PROPOSAL, THE TRUST AMENDMENT PROPOSAL AND THE ADJOURNMENT PROPOSAL.

1.	PROPOSAL 1. EXTENSION AMENDMENT — APPROVAL OF A FURTHER AMENDMENT TO THE COMPANY’S SECOND AMENDED AND RESTATED MEMORANDUM OF ASSOCIATION TO EXTEND THE DATE BY WHICH THE COMPANY MUST CONSUMMATE AN INITIAL BUSINESS COMBINATION FROM OCTOBER 19, 2026 ON A MONTH-TO-MONTH BASIS FOR UP TO FOUR (4) ONE-MONTH EXTENSIONS, WITH THE FINAL EXTENDED DATE BEING FEBRUARY 19, 2027, OR SUCH EARLIER DATE AS MAY BE DETERMINED BY THE COMPANY’S BOARD OF DIRECTORS.

For ☐     Against ☐     Abstain ☐

2.	PROPOSAL 2. TRUST AMENDMENT — APPROVAL OF A FURTHER AMENDMENT TO THE COMPANY’S INVESTMENT MANAGEMENT TRUST AGREEMENT, DATED MARCH 17, 2025, BY AND BETWEEN THE COMPANY AND CONTINENTAL STOCK TRANSFER AND TRUST COMPANY, TO EXTEND THE DATE BY WHICH THE COMPANY MUST COMPLETE ITS INITIAL BUSINESS COMBINATION UNDER THE TRUST AGREEMENT FROM OCTOBER 19, 2026 ON A MONTH-TO-MONTH BASIS FOR UP TO FOUR (4) ONE-MONTH EXTENSIONS, WITH THE FINAL EXTENDED DATE BEING FEBRUARY 19, 2027, OR SUCH EARLIER DATE AS MAY BE DETERMINED BY THE BOARD. FOR EACH ONE-MONTH EXTENSION, THE COMPANY WILL DEPOSIT INTO THE TRUST ACCOUNT THE LESSER OF (I) $100,000 OR (II) $0.033 FOR EACH THEN-OUTSTANDING PUBLIC SHARE.

For ☐     Against ☐     Abstain ☐

3.	PROPOSAL 3. ADJOURNMENT — APPROVAL TO DIRECT THE CHAIRMAN OF THE SPECIAL MEETING TO ADJOURN THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IF, BASED UPON THE TABULATED VOTE AT THE TIME OF THE MEETING, THERE ARE NOT SUFFICIENT VOTES TO APPROVE PROPOSAL 1 (EXTENSION AMENDMENT) OR PROPOSAL 2 (TRUST AMENDMENT).

For ☐     Against ☐     Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:
Signature of Shareholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE NOTE:

SHAREHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE SPECIAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.